Ex 10.2
March 6, 2024
JCP Investment Partnership, LP
1177 West Loop South, Suite 1320
Houston, TX 77027
Attn: James C. Pappas
Email: jcp@jcpinv.com

22NW, LP
590 1st Ave. S, Unit C1
Seattle, WA 98104
Attn: Aron R. English
Email: english@englishcap.com

Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, NY 10019
Attn: Ryan Nebel
Rebecca Van Derlaske
Email: rnebel@olshanlaw.com
rvanderlaske@olshanlaw.com

Re: Amendment to Letter Agreement

Dear Messrs. Pappas and English:

Reference is hereby made to the letter agreement (the “letter agreement”), dated November 7, 2023, by and among Farmer Bros. Co. (the “Company”), JCP Investment Partnership, LP (collectively with JCP Investment Partners, LP, JCP Investment Holdings, LLC, JCP Investment Management, LLC and James C. Pappas, “JCP”), 22NW, LP (collectively with 22NW Fund, LP, 22NW Fund GP, LLC, 22NW GP, Inc., Aron R. English, "22NW") and Bryson O. Hirai-Hadley. In accordance with Section 9 of the letter agreement, the parties to the letter agreement hereby modify the letter agreement by deleting Section 2(ii) thereof in its entirety. Other than as modified hereby, the letter agreement will continue in effect and terminate in accordance with its terms.

[Remainder of page intentionally left blank; signature pages follow.]

Ex 10.2
IN WITNESS WHEREOF, the undersigned has duly executed this amendment to the letter of the agreement as of the date first written above.
COMPANY:
FARMER BROS. CO.
By:
Name: John E. Moore, III
Title: Chief Executive Officer
Address for Notices to the Company:
Farmer Bros. Co.
1912 Farmer Brothers Drive
Northlake, TX 76262
Attn: General Counsel
Email: LegalDepartment@farmerbros.com

Ex 10.2
IN WITNESS WHEREOF, the undersigned has duly executed this amendment to the letter of the agreement as of the date first written above.
JCP:
By:
James C. Pappas, individually and on behalf of JCP
Investment Partnership, LP, JCP Investment Partners,
LP, JCP Investment Holdings, LLC and JCP Investment
Management, LLC, in his appropriate capacity for each
entity

Address for Notices to JCP:
1177 West Loop South, Suite 1320
Houston, TX 77027
Attn: James C. Pappas
Email: jcp@jcpinv.com

Ex 10.2
IN WITNESS WHEREOF, the undersigned has duly executed this amendment to the letter of the agreement as of the date first written above.
22NW:
By:
Aron R. English, individually and on behalf of 22NW,
LP, 22NW Fund, LP, 22NW Fund GP, LLC and 22NW
GP, Inc., in his appropriate capacity for each entity

Address for Notices to 22NW:
590 1st Ave. S, Unit C1
Seattle, WA 98104
Attn: Aron R. English
Email: english@englishcap.com